EXHIBIT 99.1

                                            14:10 Tuesday, December 16, 2003   1

                                   Portfolio
                                 Summary Report
                        Prepared by Goldman, Sachs & Co.

-----------------------------------------------------------------------------------------------------
Pg   Pool Classification                 Loans 12/1 Sched Balance    Curr WAC  Orig WAM 12/1   WAM
-----------------------------------------------------------------------------------------------------
0001 ARMS                                2,696    $543,495,778.85      7.08         360        357
0002 FIXED                               2,079    $234,083,995.72      7.71         330        327
-----------------------------------------------------------------------------------------------------
*** TOTALS ***                           4,775    $777,579,774.57
-----------------------------------------------------------------------------------------------------

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Loans   12/1 Sched Balance  Curr WAC  Orig WAM  12/1 WAM  1st Cap  Per Cap  Maxrate  12/1 MT  Margin  OLTV   COLTV   FICO
2,696      $543,495,778.85    7.08       360       357      3.00     1.50    14.08      22     6.89   84.6   85.5    630

Current Rate             12/1 Sched Balance                Orig Term                12/1 Rem Term
 4.50- 4.99%      1.60   $25,000  - $50,000       0.05     301 - 360 Mth 100.00|    301 - 360 Mth 100.00
 5.00- 5.49%      5.65   $50,000  - $100,00       5.95
 5.50- 5.99%     16.99   $100,000 - $150,0       13.17
 6.00- 6.49%      9.08   $150,000 - $200,0       19.43
 6.50- 6.99%     16.81   $200,000 - $250,0       16.26
 7.00- 7.49%     11.11   $250,001 - $275,0        6.35
 7.50- 7.99%     18.35   $275,001 - $350,0       17.42
 8.00- 8.49%      8.00   $350,001 - $450,0       13.49
 8.50- 8.99%      8.09   $450,001 - $550,0        6.58
 9.00- 9.49%      2.03   $550,001 - $650,0        0.77
 9.50- 9.99%      1.66   $650,001 - $750,0        0.39
10.00-10.99%      0.56   $750,001 - $850,0        0.15
11.00-12.49%      0.05

Geography              City                 Zip                  FICO           OLTV                COLTV                Lien
California    44.43    CHICAGO      2.33    94531      0.45    Missing    0.10  0.01-50.00    0.40  0.01-50.00     0.40  1    100.00
Florida        7.04    LOS ANGE     1.97    92562      0.40    500-519    3.25  50.01-60.0    1.22  50.01-60.0     1.22
Illinois       6.80    SAN JOSE     1.30    94015      0.37    520-539    3.47  60.01-70.0    3.60  60.01-70.0     3.60
New York       5.67    LAS VEGA     1.27    92530      0.35    540-559    4.57  70.01-75.0    4.61  70.01-75.0     4.61
New Jersey     4.23    SACRAMEN     1.21    95758      0.34    560-579    7.48  75.01-80.0   40.05  75.01-80.0    36.28
Colorado       3.30    SAN DIEG     1.01    95111      0.34    580-619   23.44  80.01-85.0    8.00  80.01-85.0     7.91
Massachuset    2.74    RIVERSID     0.90    92557      0.33    620-649   23.31  85.01-90.0   26.72  85.01-90.0    24.04
Minnesota      2.44    MIAMI        0.90    93312      0.30    650-699   22.26  90.01-95.0    4.83  90.01-95.0     7.70
Michigan       2.15    LONG BEA     0.84    90650      0.29    700-749    9.16  95.01-100.   10.58  95.01-100.    14.25
Washington     2.10    OAKLAND      0.83    60647      0.29    750-799    2.91
Nevada         2.03    STOCKTON     0.82    92336      0.28    800+       0.05
Arizona        1.91    BROOKLYN     0.80    94566      0.26
Maryland       1.84    RICHMOND     0.73    94605      0.26
*More*        13.32    *More*      85.08    *More*    95.75

Property Type                Occupancy                 Purpose                Doc              Servicer
SINGLE FAMILY          84.69 OWNER OCCUPIED     90.26  PURCHASE        55.44  Full     68.68   Fremont   100.00
2-4 FAMILY              8.96 NON-OWNER           8.44  CASHOUT REFI    41.41  Stated   29.20
CONDO                   6.34 SECOND HOME         1.30  RATE/TERM REFI   3.15  Easy      2.12
MANUFACTURED HOUSING    0.01

Amort           12/1 MTR      Margins           1st Rate Cap    Per Rate Cap  Maxrate                        Prepay Months
2/28   94.98  13-24   94.98  5.01-6.00    2.20   3.00 100.00    1.50 100.00   11.00-12.49%      7.26        0         8.94
3/27    5.02  25-36    5.02  6.01-6.50    7.38                                12.50-12.99%     16.99       12         9.06
                             6.51-7.00   90.41                                13.00-13.49%      9.08       24        76.86
                                                                              13.50-13.99%     16.85       30         0.29
                                                                              14.00-14.49%     11.07       36         4.85
                                                                              14.50-14.99%     18.35
                                                                              15.00-15.49%      7.97
                                                                              15.50-15.99%      8.09
                                                                              16.00-16.49%      2.06
                                                                              16.50-16.99%      1.66
                                                                              17.00-17.49%      0.27
                                                                              17.50-17.99%      0.29
                                                                              18.00-18.49%      0.01
                                                                              *More*            0.04

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Loans   12/1 Sched Balance  Curr WAC  Orig WAM  12/1 WAM  1st Cap  Per Cap  Maxrate  12/1 MT  Margin  OLTV  COLTV  FICO
2,079      $234,083,995.72      7.71       330       327     .        .        .        .        .    70.5   84.1   652

Current Rate            12/1 Sched Balance           Orig Term             12/1 Rem Term
 5.00- 5.49%      0.08  $0 - $25,000          2.65   49  - 60 Mths    0.26 49  - 60 Mths    0.26
 5.50- 5.99%     15.99  $25,000 - $50,000     5.88   109 - 120 Mth    1.53 109 - 120 Mth    1.53
 6.00- 6.49%     12.35  $50,000 - $100,00    12.69   121 - 180 Mth    4.28 121 - 180 Mth    4.28
 6.50- 6.99%     21.43  $100,000 - $150,0     8.14   181 - 240 Mth   14.48 181 - 240 Mth   14.48
 7.00- 7.49%      9.93  $150,000 - $200,0    14.33   241 - 300 Mth    0.06 241 - 300 Mth    0.06
 7.50- 7.99%     12.62  $200,000 - $250,0    15.18   301 - 360 Mth   79.39 301 - 360 Mth   79.39
 8.00- 8.49%      4.02  $250,001 - $275,0     5.95
 8.50- 8.99%      4.90  $275,001 - $350,0    13.56
 9.00- 9.49%      1.13  $350,001 - $450,0    12.52
 9.50- 9.99%      2.15  $450,001 - $550,0     6.28
10.00-10.99%      4.39  $550,001 - $650,0     2.20
11.00-12.49%      9.16  $650,001 - $750,0     0.61
12.50-12.99%      1.17
*More*            0.69

Geography            City                  Zip               FICO              OLTV                 COLTV                Lien
California     45.13 LOS ANGE         2.50 92508        0.54 Missing      0.13 0.01-50.00     19.13 0.01-50.00     2.53  1     83.09
New York       14.98 RIVERSID         1.72 92882        0.47 500-519      0.31 50.01-60.0      3.51 50.01-60.0     3.51  2     16.91
Florida         8.03 MIAMI            1.61 33156        0.45 520-539      1.37 60.01-70.0      9.64 60.01-70.0     9.64
Illinois        4.17 BROOKLYN         1.33 11419        0.43 540-559      1.86 70.01-75.0      5.51 70.01-75.0     5.51
New Jersey      3.30 SAN JOSE         1.14 90810        0.42 560-579      5.81 75.01-80.0     21.29 75.01-80.0    20.85
Hawaii          2.64 JAMAICA          1.10 91326        0.40 580-619     21.34 80.01-85.0      8.56 80.01-85.0     8.72
Washington      2.21 CHICAGO          1.01 90650        0.40 620-649     21.31 85.01-90.0     19.16 85.01-90.0    18.57
Colorado        2.07 SAN DIEG         0.84 95476        0.37 650-699     28.48 90.01-95.0      5.98 90.01-95.0     8.23
Massachuset     2.01 SACRAMEN         0.84 91367        0.36 700-749     11.53 95.01-100.      7.21 95.01-100.    22.44
Maryland        1.99 SANTA AN         0.81 92551        0.35 750-799      7.69
Arizona         1.40 CORONA           0.78 96816        0.35 800+         0.17
Virginia        1.38 OAKLAND          0.77 11212        0.35
Minnesota       1.21 MORENO V         0.75 11520        0.33
*More*          9.47 *More*          84.81 *More*      94.79

Property Type                 Occupancy                 Purpose                   Doc               Servicer
SINGLE FAMILY         82.25   OWNER OCCUPIED    88.64   CASHOUT REFI      57.22   Full      70.94   Fremont         100.00
2-4 FAMILY            12.07   NON-OWNER          9.50   PURCHASE          36.91   Stated    27.71
CONDO                  5.53   SECOND HOME        1.86   RATE/TERM REFI     5.87   Easy       1.35
MANUFACTURED HOUSING   0.15

Amort                  12/1 MTR          Margins           1st Rate Cap     Per Rate Cap  Maxrate             Prepay Months
FIXED BALLOON   0.27   Missing   100.00  Missing   100.00   .    100.00      .    100.00  N/A      100.00      0        7.43
FIXED RATE     99.73                                                                                          12        5.50
                                                                                                              24       32.11
                                                                                                              36       54.90
                                                                                                              60        0.05

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                14:06 Tuesday, December 16, 2003

                                 GSAMP 2004-FRM
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification                 Loans   12/1 Sched Balance  Curr WAC  Orig WAM   12/1 WAM
0001 ALL                                 4,775    $777,579,774.57       7.27        351        348
*** TOTALS ***                           4,775    $777,579,774.57

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.
This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.
Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Loans 12/1 Sched Balance  Curr WAC  Orig WAM 12/1 WAM 1st Cap Per Cap Maxrate 12/1 MT Margin    OLTV   COLTV    FICO
4,775    $777,579,774.57      7.27       351      348    3.00    1.50   14.08      22   6.89    80.3    85.0     637

 Current Rate               12/1 Sched Balance            Orig Term                12/1 Rem Term
 4.50- 4.99%        1.12    $0 - $25,000          0.80   49 - 60 Mths      0.08   49 - 60 Mths      0.08
 5.00- 5.49%        3.98    $25,000 - $50,000     1.80   109 - 120 Mth     0.46   109 - 120 Mth     0.46
 5.50- 5.99%       16.69    $50,000 - $100,00     7.98   121 - 180 Mth     1.29   121 - 180 Mth     1.29
 6.00- 6.49%       10.06    $100,000 - $150,0    11.66   181 - 240 Mth     4.36   181 - 240 Mth     4.36
 6.50- 6.99%       18.20    $150,000 - $200,0    17.89   241 - 300 Mth     0.02   241 - 300 Mth     0.02
 7.00- 7.49%       10.75    $200,000 - $250,0    15.93   301 - 360 Mth    93.79   301 - 360 Mth    93.79
 7.50- 7.99%       16.63    $250,001 - $275,0     6.23
 8.00- 8.49%        6.80    $275,001 - $350,0    16.26
 8.50- 8.99%        7.13    $350,001 - $450,0    13.20
 9.00- 9.49%        1.76    $450,001 - $550,0     6.49
 9.50- 9.99%        1.80    $550,001 - $650,0     1.20
10.00-10.99%        1.72    $650,001 - $750,0     0.46
11.00-12.49%        2.79    $750,001 - $850,0     0.10
*More*              0.56

Geography           City             Zip              FICO             OLTV                COLTV               Lien
------------------------------------------------------------------------------------------------------------------------
California   44.64  LOS ANGE   2.13  94531      0.40  Missing   0.11   0.01-50.00   6.04   0.01-50.00   1.04   1   94.91
New York      8.47  CHICAGO    1.93  92530      0.33  500-519   2.37   50.01-60.0   1.91   50.01-60.0   1.91   2    5.09
Florida       7.34  SAN JOSE   1.25  90650      0.32  520-539   2.84   60.01-70.0   5.42   60.01-70.0   5.42
Illinois      6.01  RIVERSID   1.15  95758      0.30  540-559   3.75   70.01-75.0   4.88   70.01-75.0   4.88
New Jersey    3.95  MIAMI      1.11  92562      0.29  560-579   6.98   75.01-80.0  34.40   75.01-80.0  31.63
Colorado      2.93  SACRAMEN   1.10  92557      0.29  580-619  22.81   80.01-85.0   8.17   80.01-85.0   8.15
Massachuset   2.52  LAS VEGA   1.07  92882      0.27  620-649  22.71   85.01-90.0  24.44   85.01-90.0  22.39
Washington    2.13  SAN DIEG   0.96  95476      0.26  650-699  24.13   90.01-95.0   5.18   90.01-95.0   7.86
Minnesota     2.07  BROOKLYN   0.96  92336      0.26  700-749   9.87   95.01-100.   9.56   95.01-100.  16.71
Maryland      1.88  OAKLAND    0.81  94015      0.26  750-799   4.35
Arizona       1.76  LONG BEA   0.67  93312      0.24  800+      0.09
Michigan      1.75  ANTIOCH    0.64  95111      0.24
Nevada        1.73  STOCKTON   0.63  91911      0.22
*More*       12.82  *More*    85.59  *More*    96.32



Property Type                   Occupancy                  Purpose                    Doc                     Servicer
SINGLE FAMILY            83.96  OWNER OCCUPIED      89.77  PURCHASE            49.86  Full             69.36  Fremont       100.00
2-4 FAMILY                9.90  NON-OWNER            8.76  CASHOUT REFI        46.17  Stated           28.76
CONDO                     6.10  SECOND HOME          1.47  RATE/TERM REFI       3.97  Easy              1.89
MANUFACTURED HOUSING      0.05

Amort                      12/1 MTR         Margins            1st Rate Cap   Per Rate Cap   Maxrate               Prepay Months
----------------------------------------------------------------------------------------------------------------------------------
2/28                66.39  Missing   30.10   Missing    30.10     .    30.10     .    30.10   N/A           30.10      0      8.49
3/27                 3.51   13-24    66.39   5.01-6.00   1.54    3.00  69.90    1.50  69.90  11.00-12.49%    5.07     12      7.99
FIXED BALLOON        0.08   25-36     3.51   6.01-6.50   5.16                                12.50-12.99%   11.88     24     63.39
FIXED RATE          30.02                    6.51-7.00  63.20                                13.00-13.49%    6.35     30      0.20
                                                                                             13.50-13.99%   11.78     36     19.92
                                                                                             14.00-14.49%    7.74     60      0.02
                                                                                             14.50-14.99%   12.83
                                                                                             15.00-15.49%    5.57
                                                                                             15.50-15.99%    5.65
                                                                                             16.00-16.49%    1.44
                                                                                             16.50-16.99%    1.16
                                                                                             17.00-17.49%    0.19
                                                                                             17.50-17.99%    0.21
                                                                                             *More*          0.04

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